UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2026

SENTINELONE, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________________________________________________________

Delaware	001-40531	99-0385461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Castro Street
Suite 400
Mountain View
California
94041
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (855) 868-3733
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	S	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On May 28, 2026, SentinelOne, Inc. (the “Company”) announced its financial results for the first quarter of fiscal year 2027 ended April 30, 2026, by issuing an earnings presentation and a press release. The Company also announced that it would hold a webcast to discuss its financial results for the first quarter of fiscal year 2027 ended April 30, 2026. A copy of the press release and the earnings presentation is furnished herewith as Exhibit 99.1 and 99.2, respectively.
The Company makes reference to non-GAAP financial information in the Company’s press release, earnings presentation and the webcast call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and earnings presentation.
The information contained herein and in the accompanying exhibits are “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On May 28, 2026, SentinelOne, Inc. (the “Company”) announced a restructuring plan (the “Plan”) to further streamline the Company’s organizational structure, improve efficiencies, and concentrate investments across high-yielding growth areas including AI, Data, Cloud and Endpoint, while continuing to advance the Company’s ongoing commitment to profitable growth. The Plan includes a reduction of the Company’s current full-time employees by approximately 8% of the Company’s full-time employees. The Company currently estimates that it will incur a one-time charge of approximately $25 million in connection with the Plan, approximately $15 million of which are cash-based expenditures. The Company currently estimates that of these expenses, approximately (i) $12 million to $14 million will be related to severance payments and employee benefits and (ii) $10 million to $12 million will be related to stock-based compensation. This portion of the Plan is expected to be substantially completed in the second quarter of fiscal 2027 and the expenses will be recognized in such period.
Potential position eliminations in each country are subject to local law and consultation requirements, which may extend this process further in certain countries. The charges that the Company expects to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ from the estimates disclosed above. The Company may also incur charges and expenditures not currently contemplated due to unanticipated events that may occur in connection with the Plan. The Company intends to exclude the charges associated with the Plan from its non-GAAP financial measures.
Item 7.01 Regulation FD Disclosure.
On May 28, 2026, the Company posted supplemental investor materials on the Investors Relations section of its website, available at investors.sentinelone.com. The Company announces material information to the public through filings with the Securities and Exchange Commission, the investor relations page on the Company’s website, press releases, public conference calls, webcasts, the Company’s news website, available at sentinelone.com/press and blog posts on the Company’s corporate website at sentinelone.com/blog in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
The information disclosed by the foregoing channels could be deemed to be material information. As such, the Company encourages investors, the media and others to follow the channels listed above and to review the information disclosed through such channels.
Any updates to the list of disclosure channels through which the Company announces information will be posted on the investor relations page on the Company’s website.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to the number of positions affected by the Plan, the estimated restructuring charges associated with, and the time frame for completion of and recognition of charges associated with, the Plan. These forward-looking statements are based on management’s beliefs and assumptions and on information available to management as of the date they are made. However, investors should not place undue reliance on any such forward-looking statements because they speak only as of the date they are made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and its present expectations or projections. These risks and uncertainties include, but are not necessarily limited to, those described in the Company’s filings with the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by SentinelOne, Inc. dated May 28, 2026.
99.2	Earnings Presentation, dated May 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINELONE, INC.

Date: May 28, 2026	By:	/s/ Sonalee Parekh
Sonalee Parekh
Chief Financial Officer